iShares®

iShares Trust

Supplement dated June 15, 2007

to the Prospectus dated December 1, 2006 (as revised May 8, 2007)

for the iShares MSCI EAFE Series

The information in this Supplement updates the information in, and should be read in conjunction with, the Prospectus for the following iShares MSCI EAFE Index Fund, iShares MSCI EAFE Growth Index Fund and iShares MSCI EAFE Value Index Fund (each, a “Fund”).

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of the particular MSCI administered index (each, an “Index”) on which the Fund’s investment objective is based.

MSCI, the sponsor of each Index, has announced that it is making certain enhancements to the methodology of the MSCI Global Standard Indices, which includes each Index, and other indices provided by MSCI. MSCI is changing its index methodology in order to offer broader coverage of the international equity markets by expanding the number of securities included in the indices and reducing overlapping market capitalization size segmentation among its indices.

In addition, MSCI has announced plans to combine its MSCI Global Standard Indices and MSCI Global Small Cap Indices to form the new MSCI Global Investable Market Indices (the “MSCI GIMI”). The MSCI GIMI are expected to include region/country, size (large, mid and small cap), value/growth styles and Global Industry Classification Standard sector/industries segments. The enhanced MSCI Global Standard Indices are intended to exhaustively cover all investable large and mid-cap securities by including approximately 85% of each market’s free float-adjusted market capitalization. Similarly, the enhanced MSCI Global Small Cap Indices are intended to cover all companies with a market capitalization below that of the companies in the enhanced MSCI Global Standard Indices, and targeting up to 99% coverage of the free-float adjusted market capitalization in each market.

The enhancements to the index methodologies proposed by MSCI are being phased in over two stages. 50% of the transition is expected to be completed on November 30, 2007 with the remaining transition expected to be completed on May 30, 2008.

BGFA, the investment adviser to each Fund, does not presently expect that the enhancements to each Index will result in a material change to the investment objective or strategies of any Fund. BGFA, however, will continue to evaluate and reassess the enhancements to each Index and their effects on any Fund.

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